______________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-8 Indenture dated as of November 30, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series

2005-8)

IMH Assets Corp.

(Exact name of registrant as specified in its charter)

CALIFORNIA (State or Other Jurisdiction of Incorporation)	333-126443 (Commission File Number)	33-0705301 (I.R.S. Employer Identification No.)

1401 Dove Street Newport Beach, California (Address of Principal Executive Offices)		92660 (Zip Code)

Registrant’s telephone number, including area code, is (949) 475-3600.

______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
For a description of the Bonds and the Mortgage Pool, refer to the Indenture.
Item 9.01.	Financial Statements and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits:

Exhibit No.	Description
3.1

Amended and Restated Trust Agreement, dated as of November 30, 2005, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar, Indenture Trustee and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2005-8.

Exhibit No.	Description
4.1

Indenture, dated as of November 30, 2005, between Impac CMB Trust Series 2005-8 as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-8. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

Exhibit No.	Description
5.1

Servicing Agreement, dated as of November 30, 2005, among Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2005-8, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-8. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMH ASSETS CORP.

By: /s/ Richard J. Johnson
Name:	Richard J. Johnson
Title:	CFO, EVP

Dated: December 15, 2005

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
3.1

Amended and Restated Trust Agreement, dated as of November 30, 2005, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar, Indenture Trustee and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2005-8.

4.1

Indenture dated as of November 30, 2005, between Impac CMB Trust Series 2005-8, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-8. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

5.1

Servicing Agreement, dated as of November 30, 2005, among Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2005-8, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-8. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)